UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 3, 2007

Date of Report - (Date of earliest event reported)

PARAMOUNT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-51518	20-2938469
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

787 7th Avenue, 48th Floor

New York, NY 10019

(Address of principal executive offices) (Zip Code)

(212) 554-4300

(Registrant’s telephone number)

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

                On October 3, 2007 Paramount Acquisition Corp. announced today that on October 2, 2007 it filed with the U.S. Securities and Exchange Commission its definitive proxy statement with respect to the special meeting of its stockholders to consider and vote on the previously announced acquisition of Chem Rx, which will be held on October 17, 2007.  A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits

99.1         Press Release, dated October 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT ACQUISITION CORP.

	By:	/s/ J. JAY LOBELL
Name: J. Jay Lobell
Title: Chief Executive Officer

Dated: October 3, 2007

Exhibit Index

Exhibit No.

99.1	Press Release, dated October 3, 2007.